Exhibit 99.1

BIGBAND NETWORKS REPORTS SECOND QUARTER 2008 RESULTS

Company reports strong performance and solid fundamentals as a pure play digital video business

REDWOOD CITY, Calif., July 31, 2008—BigBand Networks, Inc., (NASDAQ: BBND) today reported financial results for the second quarter ended June 30, 2008.

For the second quarter of 2008, total revenues were $43.0 million as compared to $39.9 million reported in the first quarter of 2008 and $54.5 million reported in the second quarter of 2007, which included $7.1 million from the subsequently retired CMTS platform.

GAAP net income for the second quarter of 2008 was $1.2 million, or $0.02 per diluted share. These results compare to a net loss of $1.9 million, or $(0.03) per share, reported in the first quarter of 2008 and net income of $1.7 million, or $0.02 per diluted share, reported in the second quarter of 2007.

On a non-GAAP basis, the Company reported net income of $4.5 million, or $0.07 per diluted share, in the second quarter of 2008. These numbers exclude $2.4 million in stock-based compensation expense, $1.2 million in restructuring expense and $143,000 in amortization of intangibles, offset by a $287,000 benefit from the sale of CMTS platform inventory previously reserved for in a prior period and $202,000 in income taxes. This compares to non-GAAP net income of $1.4 million, or $0.02 per diluted share, reported in the first quarter of 2008 and non-GAAP net income of $ 4.7 million, or $0.07 per diluted share, reported in the second quarter of 2007. The previous quarters’ non-GAAP results also reflect adjustments for stock-based compensation, amortization of intangibles, restructuring and related tax expenses.

At June 30, 2008, deferred revenue was $69.2 million, up from $63.7 million at March 31, 2008 and $67.3 million as of December 31, 2007. The Company ended the second quarter with $158.8 million in cash, cash equivalents and marketable securities, compared to $150.0 million in the prior quarter and $154.5 million at December 31, 2007.

“We are pleased to report another quarter of solid execution, continued progress in leveraging our platform and building additional functionality for new and existing customers,” commented Amir Bassan-Eskenazi, president and CEO of BigBand Networks. “The industry is shifting toward more High Definition programming, and operators are retooling and enhancing their networks. This trend continues to drive all areas of our business - broadcast, Switched Digital Video and Telco TV solutions. We are optimistic about the opportunity ahead and are well positioned to leverage our technology know-how, customer relationships, and footprint.”

In an effort to reduce its foreign currency exchange exposure going forward, in the second quarter of 2008 the Company reduced foreign currency based purchases and the related forward exchange contracts it had in place. As a result of these changes, the Company recorded, in its GAAP and non-GAAP results, a one-time derivative gain of $1.0 million, which was reported in other income along with other foreign exchange gains of approximately $400,000.

Third Quarter 2008 Business Outlook

For the third quarter of 2008, management provides the following outlook:

•	Net revenues are expected to be in the range of $46.0 to $48.0 million.

•	Gross margins are expected to be in the range of 54% to 57%.

•	GAAP operating expenses are expected to be in the range of $27.5 to $28.0 million.

•	Non-GAAP operating expenses are expected to be in the range of $24.5 to $25.0 million.

•	GAAP net earnings per share is expected to be in the range of a loss of $(0.02) to a profit of $0.01.

•	Non-GAAP net income per share is expected to be in the range of $0.02 to $0.05.

The following table presents our non-GAAP anticipated results for the quarter ending September 30, 2008, reconciled to our GAAP anticipated results. Our non-GAAP anticipated results exclude (i) amortization of intangible assets, (ii) stock-based compensation and (iii) related income taxes.

	Third quarter 2008 Estimated Earnings per Share
	Low	High
GAAP net (loss) income	$(0.02)	$0.01
Amortization of intangibles and stock-based compensation, net of taxes	0.04	0.04

Non-GAAP net income	$0.02	$0.05

Non-GAAP Financial Measures

BigBand reports all financial information required in accordance with U.S. generally accepted accounting principles (GAAP), but we believe that evaluating our ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Many of our investors have requested that we disclose non-GAAP information because it is useful in understanding our performance as it excludes non-cash and other one-time charges that many investors feel may obscure our true operating costs. Likewise, management uses non-GAAP measures to manage and assess the profitability of our business going forward and does not consider stock-based compensation expense, amortization of intangible assets or preferred stock warrant expenses, which are non-cash charges, as well as restructuring charges in managing its operations. Specifically, management does not consider stock-based compensation expense when developing and monitoring our budgets and spending. The economic substance behind our decision to exclude preferred stock warrant expense, stock-based compensation and amortization of intangible assets relates to these charges being non-cash in nature and restructuring being one time charges. As a result, we use calculations of non-GAAP operating income, net income, net income per share and gross margin, which exclude, net of tax, amortization of intangible assets, stock-based compensation and restructuring charges, to evaluate our ongoing operations and to allocate resources within the organization.

As a result, our management believes it is useful for itself and investors to review both GAAP information that includes such charges and non-GAAP financial measures that exclude these charges to have a better understanding of the overall performance of our ongoing business operations and its performance in the periods presented.

Whenever we use a non-GAAP financial measure, we provide a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

Conference Call Details for July 31, 2008

BigBand Networks will host a corresponding conference call and live webcast at 2:00 p.m. Pacific Standard Time today. To access the conference call, dial +1-800-218-0713 for the U.S. or Canada and +1-303-262-2125 for international callers. The webcast will be available live on the Investor Relations section of the Company’s corporate website at www.bigbandnet.com and via replay beginning approximately two hours after the completion of the call until the Company's announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 4:00 p.m. Pacific Daylight Time on Thursday July 31, 2008 until 11:59 p.m. Pacific Daylight Time on August 7, 2008, by dialing +1-800-405-2236 or +1-303-590-3000 for callers outside the U.S. and Canada, and entering pass code 11116592#.

Cautionary Statement

The statements in this release regarding our business outlook with respect to the quarter ending September 30, 2008 (including revenues, gross margins, operating expenses and GAAP and non-GAAP earnings per share) are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: changes in demand for video services, the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; the timing of recognition of a significant portion of our net revenues given the complex systems integration involved; our ability to manage operating expenses effectively; the level of orders that are received and can be shipped in a given quarter; and the general economic, industry or political conditions in the United States or internationally.

For a detailed discussion of these and other risk factors, please refer to BigBand’s Report on Form 10-K for fiscal year 2007 and Report on Form 10-Q for the quarter ended March 31, 2008. You can obtain copies of the reports on the SEC's Web site (www.sec.gov).

Stockholders of BigBand Networks are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. BigBand Networks does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this July 31, 2008 press release, or to reflect the occurrence of unanticipated events.

About BigBand Networks

BigBand Networks, Inc. [NASDAQ: BBND] provides broadband service providers with innovative network solutions designed to make it easier to move, manage and monetize video. These solutions are based on BigBand's video-networking platforms that are built to enable efficient and reliable delivery of video, voice and data across a wide range of services, including digital TV, high definition TV, addressable advertising, video-on-demand, interactive TV, Internet TV, video telephony, high-speed Internet and voice-over-IP. BigBand Networks' customers include more than 100 service providers—including six of the ten largest service providers in the U.S.—and leading cable and telco service providers in North America, Asia, Europe and Latin America. BigBand Networks is based in Redwood City, Calif., with offices worldwide. For additional information about the Company, please call +1.650.995.5000, email info@bigbandnet.com or visit www.bigbandnet.com.

Investor Relations:

Erica Abrams

+1.415.217.5864

erica@blueshirtgroup.com

Matthew Hunt

+1.415.489.2194

matt@blueshirtgroup.com

BigBand Networks, Inc.

Condensed Consolidated Balance Sheets

(In thousands, Unaudited)

	As of June 30, 2008	As of December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$50,854	$55,162
Marketable securities	107,915	99,358

Total cash, cash equivalents and marketable securities	158,769	154,520
Trade receivables, net	25,195	27,855
Inventories, net	8,242	6,832
Prepaid expenses and other current assets	5,414	4,012

Total current assets	197,620	193,219

Property and equipment, net	17,193	17,432
Goodwill and other intangible assets, net	2,104	2,390
Other non-current assets	6,230	5,545

Total assets	$223,147	$218,586

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,532	$13,811
Accrued compensation and related benefits	9,450	6,475
Current portion of deferred revenues, net	49,395	48,256
Accrued warranty	2,944	3,502
Other current liabilities	7,006	11,879

Total current liabilities	78,327	83,923

Deferred revenues, net, less current portion	19,804	19,032
Accrued warranty, less current portion	1,085	857
Accrued long-term severance pay fund	4,005	3,188

Stockholders’ equity:
Common stock	64	62
Additional paid-in capital	257,518	248,139
Deferred stock-based compensation	(65)	(203)
Accumulated other comprehensive (loss) income	(258)	248
Accumulated deficit	(137,333)	(136,660)

Total stockholders’ equity	119,926	111,586

Total liabilities and stockholders’ equity	$223,147	$218,586

BigBand Networks, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts, Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Net revenues:
Products	$33,888	$46,261	$65,851	$91,917
Services	9,123	8,202	17,066	15,380

Total net revenues	43,011	54,463	82,917	107,297

Cost of net revenues:
Products	14,353	21,761	26,678	40,829
Services	3,285	3,611	6,499	6,981

Total cost of net revenues	17,638	25,372	33,177	47,810

Gross profit	25,373	29,091	49,740	59,487

Operating expenses:
Research and development	12,809	13,678	27,212	26,750
Sales and marketing	7,002	11,113	14,866	21,427
General and administrative	5,360	4,115	10,188	7,637
Restructuring charges	1,158	—	1,493	—
Amortization of intangible assets	143	143	286	286

Total operating expenses	26,472	29,049	54,045	56,100

Operating (loss) income	(1,099)	42	(4,305)	3,387
Interest income	1,202	2,157	2,871	3,038
Interest expense	—	(271)	—	(609)
Other income (expense), net	1,365	105	1,447	(4,997)

Net income before provision for income taxes	1,468	2,033	13	819
Provision for income taxes	221	378	686	141

Net income (loss)	$1,247	$1,655	$(673)	$678

Basic net income (loss) per common share	$0.02	$0.03	$(0.01)	$0.02

Diluted net income (loss) per common share	$0.02	$0.02	$(0.01)	$0.01

Shares used in computing GAAP basic net income (loss) per common share	63,400	58,140	62,898	38,373

Shares used in computing GAAP diluted net income (loss) per common share	67,548	70,764	62,898	66,725

BigBand Networks, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share amounts, Unaudited)

	Three Months Ended June 30, 2008
	GAAP Results	Stock-based Comp/Amortization of Intangible Assets	Realignment Expenses	Non-GAAP Results
Net revenues:
Products	$33,888	$—	$—	$33,888
Services	9,123	—	—	9,123

Total net revenues	43,011	—	—	43,011

Cost of net revenues:
Products	14,353	(268)	287	14,372
Services	3,285	(167)	—	3,118

Total cost of net revenues	17,638	(435)	287	17,490

Gross profit	25,373	435	(287)	25,521

Operating expenses:
Research and development	12,809	(636)	—	12,173
Sales and marketing	7,002	(529)	—	6,473
General and administrative	5,360	(837)	—	4,523
Restructuring charges	1,158	—	(1,158)	—
Amortization of intangible assets	143	(143)	—	—

Total operating expenses	26,472	(2,145)	(1,158)	23,169

Operating (loss) income	(1,099)	2,580	871	2,352
Interest income	1,202	—	—	1,202
Other income, net	1,365	—	—	1,365

Net income before provision for income taxes	1,468	2,580	871	4,919
Provision for income taxes	221	202	—	423

Net income	$1,247	$2,378	$871	$4,496

Basic net income per common share	$0.02			$0.07

Diluted net income per common share	$0.02			$0.07

Shares used in computing basic net income per common share	63,400			63,400

Shares used in computing diluted net income per common share	67,548			67,548

BigBand Networks, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share amounts and percentages, Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
GAAP and Non-GAAP net revenues as reported	$43,011	$54,463	$82,917	$107,297

GAAP cost of net revenues as reported	$17,638	$25,372	$33,177	$47,810
Inventory recovery relating to CMTS platform	287	—	755	—
Stock-based compensation expense	(435)	(426)	(889)	(699)

Non-GAAP cost of net revenues	$17,490	$24,946	$33,043	$47,111

GAAP gross profit as reported	$25,373	$29,091	$49,740	$59,487
Inventory recovery relating to CMTS platform	(287)	—	(755)	—
Stock-based compensation expense	435	426	889	699

Non-GAAP gross profit	$25,521	$29,517	$49,874	$60,186

As a percentage of net revenues:
GAAP gross profit as reported	59.0%	53.4%	60.0%	55.4%

Non-GAAP gross profit	59.3%	54.2%	60.1%	56.1%

GAAP operating (loss) income as reported	$(1,099)	$42	$(4,305)	$3,387
Inventory recovery relating to CMTS platform	(287)	—	(755)	—
Stock-based compensation expense:
- Cost of goods sold	435	426	889	699
- Research and development	636	1,058	1,895	1,731
- Sales and marketing	529	1,037	1,248	2,189
- General and administrative	837	427	1,631	741
Restructuring charges	1,158	—	1,493	—
Amortization of intangible assets	143	143	286	286

Non-GAAP operating income	$2,352	$3,133	$2,382	$9,033

GAAP net income (loss) as reported	$1,247	$1,655	$(673)	$678
Stock-based compensation expense	2,437	2,948	5,663	5,360
Amortization of intangible assets	143	143	286	286
Inventory recovery relating to CMTS platform	(287)	—	(755)	—
Restructuring expenses	1,158	—	1,493	—
Preferred stock warrant expense	—	—	—	4,974
Tax effect of adjustments	(202)	(34)	(107)	(778)

Non-GAAP net income	$4,496	$4,712	$5,907	$10,520

Basic Non-GAAP net income per common share	$0.07	$0.08	$0.09	$0.27

Diluted Non-GAAP net income per common share	$0.07	$0.07	$0.09	$0.16

Shares used in computing Basic Non-GAAP net income per common share	63,400	58,140	62,898	38,373

Shares used in computing Diluted Non-GAAP net income per common share	67,548	70,764	67,254	66,725